UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2019 (November 19, 2019)

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22333	36-3687863
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 771-6700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 20, 2019, Nanophase Technologies Corporation (the “Company”) closed the transactions under the Securities Purchase Agreement, dated November 13, 2019 (the “SPA”), between the Company and Bradford T. Whitmore. At the closing and pursuant to the SPA, the Company issued Mr. Whitmore a 2% Second Secured Convertible Promissory Note in the original principal amount of $2,000,000 (the “Convertible Note”), and the Company, the Company’s sole subsidiary Solésence, LLC and Mr. Whitmore entered into a Commercial Security Agreement to secure the Company’s obligations under the Convertible Note (the “Security Agreement”). The SPA, the Convertible Note and the Security Agreement were previously disclosed in Part II, Item 2 of the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2019, which was filed with the Securities and Exchange Commission (the “Commission”) on November 14, 2019. Such disclosure is incorporated into this Item 1.01. The text of the SPA, the Security Agreement and the Convertible Note was previously filed as Exhibits 4.1, 4.2 and 4.3, respectively, to the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2019, which was filed with the Commission on November 14, 2019, and the summary of the SPA, the Security Agreement and the Convertible Note in this Item 1.01 is qualified in its entirety by reference to the complete text thereof, which is incorporated herein.

Item 2.03.  Creation of a Direct Financial Obligation

The disclosure under Item 1.01 of this current report on Form 8-K is incorporated in this Item 2.03. The SPA, the Convertible Note and the Security Agreement were previously disclosed in Part II, Item 2 of the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2019, which was filed with the Commission on November 14, 2019. Such disclosure is incorporated into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure under Item 1.01 of this current report on Form 8-K is incorporated in this Item 3.02. The SPA, the Convertible Note and the Security Agreement were previously disclosed in Part II, Item 2 of the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2019, which was filed with the Commission on November 14, 2019. Such disclosure is incorporated into this Item 3.02.

Item 5.02.  Compensatory Arrangements of Certain Officers.

 (e) 2019 Equity Compensation Plan

At the 2019 Annual Meeting of Stockholders of the Company held on November 19, 2019 (the “Annual Meeting”), the Company’s stockholders approved the Company’s 2019 Equity Compensation Plan (the “Plan” or the “2019 Plan”), which is designed to replace the Company’s existing 2010 Equity Compensation Plan (the “2010 Plan”). Consistent with such approval, the Company implemented the 2019 Plan effective November 19, 2019, and the 2010 Plan was terminated effective November 19, 2019.

The following is a general summary of the 2019 Plan and is qualified in its entirety by the full text of the 2019 Plan, which is filed as Exhibit 10.1 to this current report on Form 8-K. Capitalized terms not defined herein have the meanings ascribed to such terms in the plan document.

Participants in the 2019 Plan. Employees of the Company, its parents and its subsidiaries, including employees who are officers or directors, and directors of the Company who are not employees are eligible to receive awards under the 2019 Plan.

Administration. The 2019 Plan will be administered by the compensation committee of the Board (the “Committee”). The Committee will have sole authority to (i) determine the individuals to whom grants shall be made under the 2019 Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, and (iv) make all determinations with respect to any other matters arising under the 2019 Plan.

Shares Available for the 2019 Plan. Subject to adjustment as provided in the 2019 Plan (for example, in the event of recapitalization, stock split, stock dividend, merger, reorganization or similar event), the maximum number of shares of common stock that may be subject to options issued under the 2019 Plan is 3,000,000 shares, and the maximum number of shares of common stock that may be subject to options issued under the 2019 Plan to any eligible participant in the 2019 Plan in any single calendar year is the lesser of 2% of outstanding shares of the Company’s common stock for employees and 0.5% for directors, or 600,000 shares in the aggregate (subject to exceptions contained in the Plan, including for grants to newly hired employees). Grants for newly hired employees are excluded from the maximum annual share grant cap.

Awards. Awards under the 2019 Plan may consist of grants of incentive stock options or non-qualified options. Except for grants made to a person as an inducement material to the individual’s entering into employment with the Company, no person may receive more than 20% of the aggregate number of any class of Grants made during any calendar year.

Reorganization or Change in Control. Under the 2019 Plan, a “Reorganization” shall be deemed to occur if the stockholders of the Company approve (or, if stockholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares of the Company’s stock entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company. A “Change of Control” shall be deemed to have occurred if any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or any of its subsidiaries or affiliates becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board of Directors.

Upon a Reorganization where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding options under the 2019 Plan that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation. In addition, upon any Reorganization or a Change of Control, (i) the Company will provide each participant with outstanding grants written notice of such event, and (ii) all outstanding Options will automatically accelerate and become fully exercisable.

Termination and Amendment. The Board of Directors may at any time terminate or from time to time amend the 2019 Plan; provided, that the Board of Directors may not make any amendment to the 2019 Plan without the approval of the stockholders if such stockholder approval is required by any requirement of applicable law or regulation. The 2019 Plan shall terminate on the day immediately preceding the tenth anniversary of the effective date of the Plan, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

Outstanding Grants and Effect on Prior Plan. Upon the effective date of the 2019 Plan, the 2010 Plan was terminated subject to the provisions of Section 3.5 of the 2010 Plan, relating to the post-termination effectiveness of grants under the 2010 Plan. The 2019 Plan is not an amendment or restatement of the 2010 Plan.

Item 5.03.  Amendment to Articles of Incorporation.

On November 19, 2019, the Company’s stockholders adopted an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 42,000,000 shares to 55,000,000 shares, as disclosed in the Company’s definitive proxy statement that was filed with the Commission on October 17, 2019, as supplemented by amendment no. 1 thereto which was filed with the Commission on November 15, 2019.  The amendment to the Company’s Certificate of Incorporation was effective on November 20, 2019 by filing the Fourth Amendment to the Certificate of Incorporation with the Delaware Secretary of State (the “Fourth Amendment”).  The text of the Fourth Amendment is attached hereto as Exhibit 3.1 and is incorporated herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on November 19, 2019. The following is a summary of the proposals submitted to the Company’s stockholders, as described in the Company’s definitive proxy statement filed with the Commission on October 17, 2019, and final results of the voting on each matter.

1)	The stockholders voted to elect one Class I director to the Board. Results of the voting were as follows:

Director	For	Authority Withheld	Abstentions	Broker Non-Votes
R. Janet Whitmore	24,925,379	248,977	—	6,782,357

At the recommendation of the Board’s Nominating and Corporate Governance Committee and as disclosed in the Company’s proxy statement for the Annual Meeting that was filed with the Commission on October 17, 2019, the Board decided to reduce the size of the Board, effective as of the commencement of the Annual Meeting and as permitted by the by-laws of the Company and Article VI of the Company’s certificate of incorporation, from seven directors to five directors. After such reduction and in addition to Ms. Whitmore as the sole Class I director whose term as director will expire at the Company’s 2022 annual meeting of stockholders, the Board consists of two Class II directors, Richard W. Siegel, Ph.D. and W. Ed Tyler, whose terms as director will expire at the Company’s 2020 annual meeting of stockholders and two Class III directors, Jess A. Jankowski and George A. Vincent, III, whose terms as director will expire at the Company’s 2021 annual meeting of stockholders.

2)	The stockholders voted to approve, in an advisory, non-binding vote, the compensation paid to the Company’s named executive officers. Results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
24,665,283	308,543	200,530	6,782,357

3)	The stockholders voted, in an advisory, non-binding vote, on their preferred frequency of future advisory votes to approve the compensation paid to the Company’s named executive officers. Results of the voting were as follows:

1 Year	2 Years	3 Years	Abstentions
1,064,502	19,897	23,864,581	225,376

At the regular meeting of the Board immediately following the Annual Meeting, the Board considered the results of the stockholders’ advisory vote on the frequency of future votes to approve the compensation paid to the Company’s named executive officers, and the Board decided, in light of such results, that the Company will include a stockholder vote on the compensation of its named executive officers in its proxy materials every three years until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

4)	The stockholders voted to adopt an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 42,000,000 to 55,000,000. Results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
24,743,214	363,072	68,070	6,782,357

5)	The stockholders voted to approve the Nanophase Technologies Corporation 2019 Equity Compensation Plan. Results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
24,777,923	369,726	26,707	6,782,357

6)	The stockholders did not adopt an amendment to the Company’s Certificate of Incorporation to allow special meetings to be called by stockholders of record who own, in the aggregate, at least 33% of the voting power of the outstanding shares of the Company. Results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
24,886,662	198,609	89,085	6,782,357

7)	The stockholders voted to ratify the appointment by the Company’s Audit and Finance Committee of RSM US LLP as the independent auditors of the financial statements for the Company’s fiscal year ending December 31, 2019. Results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
31,403,136	201,329	352,248	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1*	Fourth Amendment to the Certificate of Incorporation of Nanophase Technologies Corporation

Exhibit 4.1	Securities Purchase Agreement, dated November 13, 2019, between Nanophase Technologies Corporation and Bradford T. Whitmore, incorporated by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019

Exhibit 4.2	Commercial Security Agreement, dated November 20, 2019, between Nanophase Technologies Corporation, Solésence, LLC and Bradford T. Whitmore, incorporated by reference to Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019

Exhibit 4.3	2% Second Secured Convertible Note, dated November 20, 2019, made by the Nanophase Technologies Corporation and payable to the order of Bradford T. Whitmore, incorporated by reference to Exhibit 4.3 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019

Exhibit 10.1*	Nanophase Technologies Corporation 2019 Equity Compensation Plan

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2019

NANOPHASE TECHNOLOGIES CORPORATION

By:	/s/ JESS JANKOWSKI
Name: Jess Jankowski
Title: Chief Executive Officer